Exhibit 13.1

TruBrain Reg A Final Video Script Text that appears is indented & contained in [brackets] [TruBrain] Our brains are a lot alike, but they’re also very different. From our concentration, [Concentration] our memory, [Memory] even our sleep. [Sleep] That’s why TruBrain has brain food tailored to you. [Chris Thompson, CEO & Founder, TruBrain] I was a corporate executive, but so consumed by stress and distractions. I had to find a balance before I worked myself to death. Enter neuroscience. [neuroscience] So I moved to LA, to work with the top neuroscientists in the country. [Dr. Andrew Hill,Neuroscientist, UCLA Alumni Ph.D.] Studying brains [studying brains] to figure out how we can do our best, most meaningful creative work. Then we built a company around this. [TruBrain] Measured a ton of brainwaves under stress. Went to Start Engine’s tech accelerator. [Start Engine Tech Accelerator] Raised venture capital from four funds. [500 Startups, Blueberry Ventures, Sherpa Capital, Brightstone Venture Capital] Filed patents on our nootropics and ketones. [Filed Patents: Ketones - Ketones BHB + Ester Blend - 12g Betahydroxybutyrate Nootropics - Caffeine + L-Theanine - 80mg/160mg Nootropics - Uridine + Centrophenoxine + Noopept - 500mg/250mg/12mg] Launched the best brand in high function brain food. [Forbes - “TruBrain are one of the pioneers in this space… #1 Brain Boosters.” CNBC - “It packs a punch that’s much smarter than a jolt of caffeine” Buzzfeed - “..a futuristic substance.. It’s made by scientists..” CBS - “Feel sharper, improve your memory, no prescription necessary.”

TruBrain Reg A Final Video Script Text that appears is indented & contained in [brackets] Futurism - “Clinically proven to enhance brain function.” Inverse - “TruBrain’s formula is the real deal.” Entrepreneur - “Many Silicon Vally bigwigs swear by them…”] Sold over $14 million dollars worth. Reached profitability. [Sold over $14 Million + Profitable][Achieved profitability in 2019] Raised over $1 million from 1500 investors. Launched our CBD product line. Shipped to thousands of customers all over the globe. {news clip} “Leveraging neurotechnology to disrupt the energy market” So here we are hunting for the next big breakthrough. It’s personalized healthcare. With brain food tailored to you. And your unique brain. So join us. Own your own stake in TruBrain as we enter the massive CBD market. [Start Engine + TruBrain, startengine.com/trubrain] The next great brain food is being built by us. [TruBrain] [Reserve Shares] [trubrain.com]

TruBrain Reg A TVC Script - Landing Page 30s v04 14million Text that appears on screen is indented & contained in [brackets]. Banner that appears on screen is indented & contained in <brackets>. [TruBrain] We’re obsessed with cognitive performance Studying brains [studying brains] to figure out how we can do our best, [Chris Thompson, CEO & Founder, TruBrain] <TruBrain | RESERVE SHARES | trubrain.com> most meaningful creative work. [creative work] We went to Start Engine’s tech accelerator. [Start Engine Tech Accelerator] Raised venture capital from four funds. [500 Startups, Blueberry Ventures, Sherpa Capital, Brightstone Venture Capital] Launched the best brand in high function brain food. [Forbes - “TruBrain are one of the pioneers in this space… #1 Brain Boosters.” CNBC - “It packs a punch that’s much smarter than a jolt of caffeine” Buzzfeed - “..a futuristic substance.. It’s made by scientists..” CBS - “Feel sharper, improve your memory, no prescription necessary.” Futurism - “Clinically proven to enhance brain function.” Inverse - “TruBrain’s formula is the real deal.” Entrepreneur - “Many Silicon Valley bigwigs swear by them…”] Sold over $14 million dollars worth. Reached profitability. [Sold over $14 Million + Profitable][Achieved profitability in 2019] And we’re excited to share our journey with you. So join us. [TruBrain] [Reserve Shares Today] [trubrain.com] [ NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM WWW.STARTENGINE.COM/TRUBRAIN .] Own your own stake in TruBrain. The next great brain food is being built by us.

TruBrain Reg A TVC Script - TTW 30s v04 14million Text that appears on screen is indented & contained in [brackets]. Banner that appears on screen is indented & contained in <brackets>. Our brains are a lot alike, but they’re also very different. From our concentration, [Concentration] our memory, [Memory] even our sleep. [Sleep] That’s why TruBrain has brain food tailored to you. <TruBrain | RESERVE SHARES | trubrain.com> Our neuroscientists measured a ton of brainwaves under stress [Dr. Andrew Hill,Neuroscientist, UCLA Alumni Ph.D.] and launched the best brand in high function brain food. [Forbes - “TruBrain are one of the pioneers in this space… #1 Brain Boosters.” CNBC - “It packs a punch that’s much smarter than a jolt of caffeine” Buzzfeed - “..a futuristic substance.. It’s made by scientists..” CBS - “Feel sharper, improve your memory, no prescription necessary.” Futurism - “Clinically proven to enhance brain function.” Inverse - “TruBrain’s formula is the real deal.” Entrepreneur - “Many Silicon Valley bigwigs swear by them…”] Raised venture capital from four funds. [500 Startups, Blueberry Ventures, Sherpa Capital, Brightstone Venture Capital] Sold over $14 million dollars worth. Reached profitability. [Sold over $14 Million + Profitable][Achieved profitability in 2019] and shipped to thousands of customers all over the globe. So join us. [TruBrain] [Reserve Shares Today] [trubrain.com] [ NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM WWW.STARTENGINE.COM/TRUBRAIN .] as we become the best brand in cognitive health. Reserve your stake in TruBrain today.

2/26/2021 TruBrain Mail - [Reg A TTW Test] - Big Things Are On The Horizon v5 Preview https://mail.google.com/mail/u/0?ik=90293a21ad&view=pt&search=all&permthid=thread-f%3A1692803005266846402&simpl=msg-f%3A1692803005266846402 1/3 2020 marked some huge milestones for TruBrain - but, like everyone, we're excited to leave 2020 behind and look towards what 2021 has in store for us. From exciting product launches, to new innovations in the cognitive healthcare space, to adding more people to our extended investor family - here are three reasons to reserve shares in TruBrain while it's still early. We are incredibly excited about adding CBD to our cognitive healthcare line. CBD's ability to help relieve stress and anxiety blend perfectly with some of our patent-pending brain food formulas. Upon the initial reactions to our ﬁrst CBD drink, the Mellow Flow, we heard from customers that they were  eager for more. Based on this Justin <justin@trubrain.com> [Reg A TTW Test] - Big Things Are On The Horizon v5 Preview 1 message Klaviyo Preview Mailer <team@trubrain.com> Fri, Feb 26, 2021 at 3:39 PM To: justin <justin@trubrain.com>

2/26/2021 TruBrain Mail - [Reg A TTW Test] - Big Things Are On The Horizon v5 Preview

feedback, we moved forward with launching a second CBD drink - Sleep, which sold over $15,000 within its first week.

Custom Brain Food

Years of scientific research has demonstrated that while human brains are very similar, they are also quite unique. So it's a natural evolution of our purpose to address this uniqueness with drink formulas that are tailored to each individual's unique brain. Whether your brain works best with our Mellow CBD drink or our Extra Strength drink, we have 5 formulas catering to different need states for each individual and look forward to adding more in the future.

Join 1500+ investors

We've already had tremendous success with over $14M in revenue. We have a world-class suite of committed shareholders with aligned interests, including the backing of Venture Capital Firms and over 1500 individual investors. In addition to being shareholders, many of our investors are some of our most loyal customers that enjoy the perks that come along with investing.

As you can tell, we're already moving full speed ahead into 2021. There's still time to join our journey as we become the leading brand in cognitive healthcare.

Reserve Shares

TruBrain | Santa Monica, CA | Unsubscribe

"Reserving" shares is simply an indication of interest. There is no binding commitment for investors that reserve shares in this manner to ultimately invest and purchase the shares reserved of the company, or to purchase any shares of the company whatsoever.

TRIPLEPULSE, INC. DBA TRUBRAIN IS TESTING THE WATERS UNDER TIER 2 OF REGULATION A. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC.

YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM HERE: https://bit.ly/3oDNwhF

https://mail.google.com/mail/u/0?ik=90293a21ad&view=pt&search=all&permthid=thread-f%3A1692803005266846402&simpl=msg-f%3A1692803005266846402 2/3

2/26/2021 TruBrain Mail - [Reg A TTW Test] - Big Things Are On The Horizon v5 Preview https://mail.google.com/mail/u/0?ik=90293a21ad&view=pt&search=all&permthid=thread-f%3A1692803005266846402&simpl=msg-f%3A1692803005266846402 3/3

2/18/2021 TruBrain Mail - [Reg A TTW Test] - Get a Lifetime Discount by Investing in TruBrain v1 Preview https://mail.google.com/mail/u/0?ik=90293a21ad&view=pt&search=all&permmsgid=msg-f%3A1692082515206035550&dsqt=1&simpl=msg-f%3A1692082515206… 1/2 Reserve your stake in TruBrain We are excited to announce that you can now reserve shares in TruBrain! All investors will receive a product bundle of 20 drinks, 8 Sleep drinks, 4 bars, and 1 piece of TruBrain merchandise. That's a $159 value!! We are also offering Lifetime Discounts (up to 50%) based on your Investment Tier. Learn more about our investor perks. TruBrain  |  Grab More life  |  Santa Monica, CA Justin <justin@trubrain.com> [Reg A TTW Test] - Get a Lifetime Discount by Investing in TruBrain v1 Preview Klaviyo Preview Mailer <team@trubrain.com> Thu, Feb 18, 2021 at 4:47 PM To: justin <justin@trubrain.com> Investor Perks

2/18/2021 TruBrain Mail - [Reg A TTW Test] - Get a Lifetime Discount by Investing in TruBrain v1 Preview https://mail.google.com/mail/u/0?ik=90293a21ad&view=pt&search=all&permmsgid=msg-f%3A1692082515206035550&dsqt=1&simpl=msg-f%3A1692082515206… 2/2 “Reserving” shares is simply an indication of interest. There is no binding commitment for investors that reserve shares in this manner to ultimately invest and purchase the shares reserved of the company, or to purchase any shares of the company whatsoever. TRIPLEPULSE, INC. DBA TRUBRAIN IS TESTING THE WATERS UNDER TIER 2 OF REGULATION A. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM HERE: https://bit.ly/3oDNwhF You received this email from TruBrain. If you would like to unsubscribe, click here.

2/18/2021 TruBrain Mail - [Reg A TTW Test] - Join our team and Reserve Shares in TruBrain v1 Preview https://mail.google.com/mail/u/0?ik=90293a21ad&view=pt&search=all&permthid=thread-f%3A1692090911563992468&simpl=msg-f%3A1692090911563992468 1/2 You can now reserve shares in TruBrain We are incredibly excited to share the opportunity to reserve shares in our early-stage company. TruBrain is announcing the ability to reserve shares via a public offering, a Regulation A+ campaign, hosted by StartEngine. Reasons to Reserve Shares: - $14 million in lifetime sales & reached proﬁtability in 2019! - Backed by 4 Venture Capital ﬁrms, including Sherpa, 500 Startups, and Blueberry Ventures, and over 1500+ investors. - $159 worth of product included in all investments Please join us as owners in our journery. Reserve your shares today. Justin <justin@trubrain.com> [Reg A TTW Test] - Join our team and Reserve Shares in TruBrain v1 Preview 1 message Klaviyo Preview Mailer <team@trubrain.com> Thu, Feb 18, 2021 at 7:00 PM To: justin <justin@trubrain.com>

2/18/2021 TruBrain Mail - [Reg A TTW Test] - Join our team and Reserve Shares in TruBrain v1 Preview https://mail.google.com/mail/u/0?ik=90293a21ad&view=pt&search=all&permthid=thread-f%3A1692090911563992468&simpl=msg-f%3A1692090911563992468 2/2 TruBrain  |  Grab More life  |  Santa Monica, CA “Reserving” shares is simply an indication of interest. There is no binding commitment for investors that reserve shares in this manner to ultimately invest and purchase the shares reserved of the company, or to purchase any shares of the company whatsoever. TRIPLEPULSE, INC. DBA TRUBRAIN IS TESTING THE WATERS UNDER TIER 2 OF REGULATION A. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM HERE: https://bit.ly/3oDNwhF See our Pitch You received this email from TruBrain. If you would like to unsubscribe, click here.

2/26/2021 TruBrain Mail - [Reg A TTW Test] - Letter from our CEO, Chris v2 Preview https://mail.google.com/mail/u/0?ik=90293a21ad&view=pt&search=all&permthid=thread-f%3A1692801150802793035&simpl=msg-f%3A1692801150802793035 1/2 Justin <justin@trubrain.com> [Reg A TTW Test] - Letter from our CEO, Chris v2 Preview 1 message Klaviyo Preview Mailer <team@trubrain.com> Fri, Feb 26, 2021 at 3:09 PM To: justin <justin@trubrain.com> Hi justin, First of all, I want to thank you for being such a loyal customer. I know for a fact that we could not have made it this far without customers like you. We truly feel we have built a community around improving the lives of people. We recently reached over $14 million in revenue, and as we continue to grow, we want to show our appreciation to this community in a new way. We want to offer TruBrain customers like you a chance to reserve shares in the company. Our latest round of fundraising is being conducted through StartEngine so that we can allow the customers who believe in us the most the opportunity to reserve shares in and become a part of our future. Please checkout the campaign page We think there's a huge opportunity to partner with the community of people who share our vision of doing our best thinking. We want to bring you all into the innovation process, product testing, the feedback we're getting from testers on how we're doing, and everything else that comes with being on our team. We've designed a number of perks with our “investomers”, or customers who believe in us enough that they want to jump aboard and reserve shares, in mind. Investomers will receive a product bundle worth $159 plus lifetime discounts (up to 50%) on all current and future TruBrain products. This is in addition to the value of the shares itself. We've seen some encouraging interest in the funding campaign so far. We love the idea of people being able to participate in a brand they enjoy in ways that they otherwise would not have the chance to. We're excited about this process and to see what comes from it. We hope you'll join us! Hear more about why I decided to do equity crowdfunding vs.VC Best, Chris You received this email from TruBrain. If you would like to unsubscribe, click here. -- “Reserving” shares is simply an indication of interest. There is no binding commitment for investors that reserve shares in this manner to ultimately invest and purchase the shares reserved of the company, or to purchase any shares of the company whatsoever. TRIPLEPULSE, INC. DBA TRUBRAIN IS TESTING THE WATERS UNDER TIER 2 OF REGULATION A. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. AN OFFERING STATEMENT REGARDING

2/26/2021 TruBrain Mail - [Reg A TTW Test] - Letter from our CEO, Chris v2 Preview https://mail.google.com/mail/u/0?ik=90293a21ad&view=pt&search=all&permthid=thread-f%3A1692801150802793035&simpl=msg-f%3A1692801150802793035 2/2 THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM HERE: https://bit.ly/3oDNwhF

3/3/2021 TruBrain Mail - [Reg A TTW Test] - Our Business Model for Success v3 Preview https://mail.google.com/mail/u/0?ik=90293a21ad&view=pt&search=all&permthid=thread-f%3A1693229805463237940&simpl=msg-f%3A1693229805463237940 1/2 TruBrain's Model for Success With over $14 million in lifetime sales and millions of drinks shipped around the globe, we are constantly working to bring you new products. Our most recent launch - the Sleep drink - generated over $15,000 in its ﬁrst week. We test these new products with our Beta Test Group - which you can join with an investment - and then, after being validated, we launch a proof of concept before being scaled up to our worldwide customer base. Reserve your shares today! TruBrain  |  Grab More life  |  Santa Monica, CA “Reserving” shares is simply an indication of interest. There is no binding commitment for investors that reserve shares in this manner to ultimately invest and purchase the shares reserved of the company, or to purchase any shares of the company whatsoever. TRIPLEPULSE, INC. DBA TRUBRAIN IS TESTING THE WATERS UNDER TIER 2 OF REGULATION A. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. Justin <justin@trubrain.com> [Reg A TTW Test] - Our Business Model for Success v3 Preview 1 message Klaviyo Preview Mailer <team@trubrain.com> Wed, Mar 3, 2021 at 8:42 AM To: justin <justin@trubrain.com> Learn More

3/3/2021 TruBrain Mail - [Reg A TTW Test] - Our Business Model for Success v3 Preview https://mail.google.com/mail/u/0?ik=90293a21ad&view=pt&search=all&permthid=thread-f%3A1693229805463237940&simpl=msg-f%3A1693229805463237940 2/2 YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM HERE: https://bit.ly/3oDNwhF You received this email from TruBrain. If you would like to unsubscribe, click here.

2/18/2021 TruBrain Mail - [Reg A TTW Test] - Personalized Cognitive Healthcare by Neuroscientists v1 Preview https://mail.google.com/mail/u/0?ik=90293a21ad&view=pt&search=all&permthid=thread-f%3A1692087170237153708&simpl=msg-f%3A1692087170237153708 1/2 Say Hello to Personalized Healthcare We are incredibly excited about the opportunity to tailor solutions to our customers' unique needs across the cognitive range. Years of scientiﬁc research has demonstrated that, while humans brains are very similar, they are also quite unique based on genetic, environmental, and behavioral factors. So it is a natural evolution of our purpose to begin to address this uniqueness with formulas that are personalized to address different factors of customers' cognitive range. As part of our journey to become the leading brand in personalized cognitive healthcare, we are sharing the opportunity to reserve shares in our early-stage, high-potential startup. Learn more about our tremendous success with over $14M in revenue to date. Justin <justin@trubrain.com> [Reg A TTW Test] - Personalized Cognitive Healthcare by Neuroscientists v1 Preview 1 message Klaviyo Preview Mailer <team@trubrain.com> Thu, Feb 18, 2021 at 6:01 PM To: justin <justin@trubrain.com>

2/18/2021 TruBrain Mail - [Reg A TTW Test] - Personalized Cognitive Healthcare by Neuroscientists v1 Preview https://mail.google.com/mail/u/0?ik=90293a21ad&view=pt&search=all&permthid=thread-f%3A1692087170237153708&simpl=msg-f%3A1692087170237153708 2/2 TruBrain  |  Grab More life  |  Santa Monica, CA “Reserving” shares is simply an indication of interest. There is no binding commitment for investors that reserve shares in this manner to ultimately invest and purchase the shares reserved of the company, or to purchase any shares of the company whatsoever. TRIPLEPULSE, INC. DBA TRUBRAIN IS TESTING THE WATERS UNDER TIER 2 OF REGULATION A. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM HERE: https://bit.ly/3oDNwhF Watch the Pitch You received this email from TruBrain. If you would like to unsubscribe, click here.

3/3/2021 TruBrain Mail - [Reg A TTW Test] - Reserve Shares in a Top 40 Food & Bev Brand v2 Preview https://mail.google.com/mail/u/0?ik=90293a21ad&view=pt&search=all&permthid=thread-f%3A1693240443118098889&simpl=msg-f%3A1693240443118098889 1/2 One of the 40 Most Important Brands TruBrain is ﬂipping the typical business model on its head. Data is almost non-existent in the traditional food and beverage industry, but we leverage our connection with customers to gather direct consumer input to inform our decisions in the "brain lab." The result is a portfolio of products crafted for the next generation of thinkers and doers. That's part of the reason why IAB named TruBrain one of the 40 Most Important Food and Bev brands.  TruBrain  |  Grab More life  |  Santa Monica, CA “Reserving” shares is simply an indication of interest. There is no binding commitment for investors that reserve shares in this manner to ultimately invest and purchase the shares reserved of the company, or to purchase any shares of the company whatsoever. TRIPLEPULSE, INC. DBA TRUBRAIN IS TESTING THE WATERS UNDER TIER 2 OF REGULATION A. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. Justin <justin@trubrain.com> [Reg A TTW Test] - Reserve Shares in a Top 40 Food & Bev Brand v2 Preview 1 message Klaviyo Preview Mailer <team@trubrain.com> Wed, Mar 3, 2021 at 11:31 AM To: justin <justin@trubrain.com> See our Pitch

3/3/2021 TruBrain Mail - [Reg A TTW Test] - Reserve Shares in a Top 40 Food & Bev Brand v2 Preview https://mail.google.com/mail/u/0?ik=90293a21ad&view=pt&search=all&permthid=thread-f%3A1693240443118098889&simpl=msg-f%3A1693240443118098889 2/2 YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM HERE: https://bit.ly/3oDNwhF You received this email from TruBrain. If you would like to unsubscribe, click here.

2/26/2021 TruBrain Mail - [Reg A TTW Test] - Reserving shares in TruBrain is back! v5 Preview https://mail.google.com/mail/u/0?ik=90293a21ad&view=pt&search=all&permthid=thread-f%3A1692802923738749126&simpl=msg-f%3A1692802923738749126 1/2 Hi everyone, We're excited to announce that after reaching the maximum $1 million raise amount in 2019 and hearing from several hundred potential investors that continue to request an opportunity to join, TruBrain has re-opened the ability to reserve shares today. As an early contributor that has followed our campaign from day one, we would like to invite you to take a look at our new campaign page and reserve shares today. It details our mission, growth, and new perks. Our last campaign saw over 1500 investors raise over $1 million and join our 4 traditional venture capital investors. If you weren't able to join us yet, here are some of the major milestones that we've achieved since then. We have lifetime revenue of over $14 million with almost 6 million drinks shipped. This is up from $11+ million and 5+ million drinks shipped this time last year. We have experienced exponential growth of our newly launched CBD drinks during 2020, selling over $15,000 worth of our most recent CBD Sleep drink in its ﬁrst week.  We experienced  11% quarter-over-quarter growth to end the year, going into 2021 on a high note. Because of TruBrain's continued success, we are excited to be able to re-open our fundraising campaign as we continue to expand as the leading brand in cognitive healthcare. TruBrain is thriving and committed to attacking the $38B market. We hope that you'll consider joining us once again, and if you have any questions, please don't hesitate to reach out to team@trubrain.com. Justin <justin@trubrain.com> [Reg A TTW Test] - Reserving shares in TruBrain is back! v5 Preview 1 message Klaviyo Preview Mailer <team@trubrain.com> Fri, Feb 26, 2021 at 3:37 PM To: justin <justin@trubrain.com>

2/26/2021 TruBrain Mail - [Reg A TTW Test] - Reserving shares in TruBrain is back! v5 Preview https://mail.google.com/mail/u/0?ik=90293a21ad&view=pt&search=all&permthid=thread-f%3A1692802923738749126&simpl=msg-f%3A1692802923738749126 2/2 TruBrain | Santa Monica, CA | Unsubscribe “Reserving” shares is simply an indication of interest. There is no binding commitment for investors that reserve shares in this manner to ultimately invest and purchase the shares reserved of the company, or to purchase any shares of the company whatsoever. TRIPLEPULSE, INC. DBA TRUBRAIN IS TESTING THE WATERS UNDER TIER 2 OF REGULATION A. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM HERE: https://bit.ly/3oDNwhF

2/18/2021 TruBrain Mail - [Reg A TTW Test] - See why 500 Startups invested in us v1 Preview https://mail.google.com/mail/u/0?ik=90293a21ad&view=pt&search=all&permthid=thread-f%3A1692089305704684769&simpl=msg-f%3A1692089305704684769 1/2 Why did 500 Startups invest in TruBrain? We are proud to have 500 Startups as investors in TruBrain - they are on of the top Venture Capital ﬁrms in Silicon Valley. They also invested in Reddit, Task Rabbit, and Winc. Why did 500 Startups pick TruBrain? - Our revenue traction and strong community - Talent on the team, with PhD Neuroscientists and consumer products executives - Our mission of empowering people to do their best thinking with high function food and beverage Justin <justin@trubrain.com> [Reg A TTW Test] - See why 500 Startups invested in us v1 Preview 1 message Klaviyo Preview Mailer <team@trubrain.com> Thu, Feb 18, 2021 at 6:35 PM To: justin <justin@trubrain.com>

2/18/2021 TruBrain Mail - [Reg A TTW Test] - See why 500 Startups invested in us v1 Preview https://mail.google.com/mail/u/0?ik=90293a21ad&view=pt&search=all&permthid=thread-f%3A1692089305704684769&simpl=msg-f%3A1692089305704684769 2/2 You can join 500 Startups by reserving shares in TruBrain today. TruBrain  |  Grab More life  |  Santa Monica, CA “Reserving” shares is simply an indication of interest. There is no binding commitment for investors that reserve shares in this manner to ultimately invest and purchase the shares reserved of the company, or to purchase any shares of the company whatsoever. TRIPLEPULSE, INC. DBA TRUBRAIN IS TESTING THE WATERS UNDER TIER 2 OF REGULATION A. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM HERE: https://bit.ly/3oDNwhF Reserve Shares You received this email from TruBrain. If you would like to unsubscribe, click here.

3/3/2021 TruBrain Mail - [Reg A TTW Test] - See why TruBrain is in the news v2 Preview https://mail.google.com/mail/u/0?ik=90293a21ad&view=pt&search=all&permmsgid=msg-f%3A1693240305829354115&simpl=msg-f%3A1693240305829354115 1/2 The Reviews Are In! Some of the largest names in the news have reviewed TruBrain and love us. Check out some of the notable comments: - "TruBrain are one of the pioneers in this space," Forbes - "Many Silicon Valley bigwigs swear by them," Entrepreneur - "Feel sharper, improve your memory, no prescription necessary," CBS That's part of the reason why IAB named TruBrain one of the 40 Most Important Food and Bev brands. TruBrain  |  Grab More life  |  Santa Monica, CA “Reserving” shares is simply an indication of interest. There is no binding commitment for investors that reserve shares in this manner to ultimately invest and purchase the shares reserved of the company, or to purchase any shares of the company whatsoever. TRIPLEPULSE, INC. DBA TRUBRAIN IS TESTING THE WATERS UNDER TIER 2 OF REGULATION A. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR Justin <justin@trubrain.com> [Reg A TTW Test] - See why TruBrain is in the news v2 Preview Klaviyo Preview Mailer <team@trubrain.com> Wed, Mar 3, 2021 at 11:29 AM To: justin <justin@trubrain.com> See our Pitch

3/3/2021 TruBrain Mail - [Reg A TTW Test] - See why TruBrain is in the news v2 Preview https://mail.google.com/mail/u/0?ik=90293a21ad&view=pt&search=all&permmsgid=msg-f%3A1693240305829354115&simpl=msg-f%3A1693240305829354115 2/2 COMMITMENT OF ANY KIND. AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM HERE: https://bit.ly/3oDNwhF [Quoted text hidden]

2/26/2021 TruBrain Mail - [Reg A TTW Test] - Shares in TruBrain have re-opened & our recent growth v4 Preview https://mail.google.com/mail/u/0?ik=90293a21ad&view=pt&search=all&permthid=thread-f%3A1692803063214649620&simpl=msg-f%3A1692803063214649620 1/2 Hey everyone! Chris Thompson, founder and CEO of TruBrain, here. I wanted to personally reach out and thank you for your interest to reserve shares in TruBrain. While we're thrilled with the success of our last StartEngine campaign, which raised more than $1 million, we hit the maximum amount prior to many people being able to participate. In the weeks after we hit the maximum amount,  we received a number of requests to extend the fundraise, and we began working diligently to make that happen. Here at last, we are excited to announce that TruBrain has re-opened its fundraising opportunity on StartEngine. As someone who expressed interest in our last round, we wanted you to be the ﬁrst to know that the campaign is ofﬁcially re-opened and you are able to reserve shares at the same share price of $0.36. You can visit our new campaign page here: http://www.startengine.com/ trubrain We're excited to report that TruBrain's core business is doing better than ever, and we ﬁnished Q4 of 2020 off strong, with 11% quarter- over growth, going into 2021 on a high note. We hope you'll consider joining us and continue to spread the word by sharing our campaign link with friends, family, and colleagues. If you have any questions about the process, please email team@trubrain.com. Thank you again for your ongoing support. Sending safe and healthy thoughts to you all! Cheers! Chris Justin <justin@trubrain.com> [Reg A TTW Test] - Shares in TruBrain have re-opened & our recent growth v4 Preview 1 message Klaviyo Preview Mailer <team@trubrain.com> Fri, Feb 26, 2021 at 3:40 PM To: justin <justin@trubrain.com>

2/26/2021 TruBrain Mail - [Reg A TTW Test] - Shares in TruBrain have re-opened & our recent growth v4 Preview https://mail.google.com/mail/u/0?ik=90293a21ad&view=pt&search=all&permthid=thread-f%3A1692803063214649620&simpl=msg-f%3A1692803063214649620 2/2 TruBrain | Santa Monica, CA | Unsubscribe “Reserving” shares is simply an indication of interest. There is no binding commitment for investors that reserve shares in this manner to ultimately invest and purchase the shares reserved of the company, or to purchase any shares of the company whatsoever. TRIPLEPULSE, INC. DBA TRUBRAIN IS TESTING THE WATERS UNDER TIER 2 OF REGULATION A. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM HERE: https://bit.ly/3oDNwhF

2/26/2021 TruBrain Mail - [Reg A TTW Test] - They Said It Best: Hear from TruBrain's Investors v3 Preview https://mail.google.com/mail/u/0?ik=90293a21ad&view=pt&search=all&permthid=thread-f%3A1692802450191930614&simpl=msg-f%3A1692802450191930614 1/2 Hear From TruBrain's Investors With some the same investors as Uber, Airbnb, and Reddit, we like to Justin <justin@trubrain.com> [Reg A TTW Test] - They Said It Best: Hear from TruBrain's Investors v3 Preview 1 message Klaviyo Preview Mailer <team@trubrain.com> Fri, Feb 26, 2021 at 3:30 PM To: justin <justin@trubrain.com>

2/26/2021 TruBrain Mail - [Reg A TTW Test] - They Said It Best: Hear from TruBrain's Investors v3 Preview https://mail.google.com/mail/u/0?ik=90293a21ad&view=pt&search=all&permthid=thread-f%3A1692802450191930614&simpl=msg-f%3A1692802450191930614 2/2 think we're on the right track. And with over 5.6 million drinks sold and over $14 million in revenue, we continue our efforts as  the leading brand in cognitive performance. But don't just take it from us, hear what a few of our investors have to saw about investing in TruBrain. Impressive Achievements "I’ve had the privilege of watching this team as an investor and BOD member for several years, and the excellence on display via the campaign does not surprise me. Chris and his team have always strived for an uncommon level of operational excellence. I think the magnitude of their achievements to date - on very little outside funding - speak to this. The team’s commitment to operational excellence in a lean cash- ﬂow environment is rare, and the results they’ve achieved are even more rare." - Seth D., Brightstone Capital Love the Strategy "As a CPG veteran who has worked in over a dozen categories and even more brands for 15 years, I applaud the strategy here. With the team's brand building credentials and direct-to-consumer experience, I'm really excited to see what compounding effect this CBD category can have on the brand." - Todd N., former Hershey's executive When you invest in TruBrain, you are joining our extended family of over 1,500 investors and counting. Invest now and become a part of the journey towards $100M. TruBrain | Santa Monica, CA | Unsubscribe “Reserving” shares is simply an indication of interest. There is no binding commitment for investors that reserve shares in this manner to ultimately invest and purchase the shares reserved of the company, or to purchase any shares of the company whatsoever. TRIPLEPULSE, INC. DBA TRUBRAIN IS TESTING THE WATERS UNDER TIER 2 OF REGULATION A. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM HERE: https://bit.ly/3oDNwhF

2/26/2021 TruBrain Mail - [Reg A TTW Test] - Want to own a piece of a healthcare brand v4 Preview https://mail.google.com/mail/u/0?ik=90293a21ad&view=pt&search=all&permthid=thread-f%3A1692803214018007516&simpl=msg-f%3A1692803214018007516 1/2 An Offer That Makes Sense For years, we have shared the best of modern nutrition with you. Now, we have decided to share our company with you too. We are incredibly  excited to share the opportunity to reserve shares in our early-stage company.  TruBrain is  announcing  that our online public offering is back, and we are testing the waters for a Regulation A+ campaign through StartEngine Primary, LLC, member FINRA/SIPC. Opportunities to invest in early stage, high-potential startups have only recently become available to the general public instead of Wall Street. Justin <justin@trubrain.com> [Reg A TTW Test] - Want to own a piece of a healthcare brand v4 Preview 1 message Klaviyo Preview Mailer <team@trubrain.com> Fri, Feb 26, 2021 at 3:42 PM To: justin <justin@trubrain.com>

2/26/2021 TruBrain Mail - [Reg A TTW Test] - Want to own a piece of a healthcare brand v4 Preview https://mail.google.com/mail/u/0?ik=90293a21ad&view=pt&search=all&permthid=thread-f%3A1692803214018007516&simpl=msg-f%3A1692803214018007516 2/2 This is your chance to own a piece of a cognitive healthcare company alongside reputable venture capital partners like 500 Startups and Sherpa Ventures. Learn how we've earned over $14 million in revenue. “Reserving” shares is simply an indication of interest. There is no binding commitment for investors that reserve shares in this manner to ultimately invest and purchase the shares reserved of the company, or to purchase any shares of the company whatsoever. TRIPLEPULSE, INC. DBA TRUBRAIN IS TESTING THE WATERS UNDER TIER 2 OF REGULATION A. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM HERE: https://bit.ly/3oDNwhF Unsubscribe

2/26/2021 TruBrain Mail - [Reg A TTW Test] - Your chance to own a piece of TruBrain v5 Preview https://mail.google.com/mail/u/0?ik=90293a21ad&view=pt&search=all&permthid=thread-f%3A1692802594571855234&simpl=msg-f%3A1692802594571855234 1/2 Introducing the ability to reserve shares in TruBrain After over $14 million in revenue generated and ongoing customer demand, the opportunity to invest in TruBrain is back. Since our last campaign, we have added 1500+ new investors and sold $2 million more, including 11% quarter-over-quarter growth to end 2020. Now, for a limited time, we are offering the chance to join us once more as we re-open our investment opportunity. You can reserve shares at the same $0.36 share price, for just $351. If you are familiar with TruBrain, the decision to invest may come as a no-brainer. We invite you to join our journey as we become the leading brand of cognitive healthcare. And if you're wondering, being an investor comes with lots of perks. Tasty, discounted perks. Cheers to you, future partner. Justin <justin@trubrain.com> [Reg A TTW Test] - Your chance to own a piece of TruBrain v5 Preview 1 message Klaviyo Preview Mailer <team@trubrain.com> Fri, Feb 26, 2021 at 3:32 PM To: justin <justin@trubrain.com>

2/26/2021 TruBrain Mail - [Reg A TTW Test] - Your chance to own a piece of TruBrain v5 Preview https://mail.google.com/mail/u/0?ik=90293a21ad&view=pt&search=all&permthid=thread-f%3A1692802594571855234&simpl=msg-f%3A1692802594571855234 2/2 TruBrain | Santa Monica, CA | Unsubscribe “Reserving” shares is simply an indication of interest. There is no binding commitment for investors that reserve shares in this manner to ultimately invest and purchase the shares reserved of the company, or to purchase any shares of the company whatsoever. TRIPLEPULSE, INC. DBA TRUBRAIN IS TESTING THE WATERS UNDER TIER 2 OF REGULATION A. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM HERE: https://bit.ly/3oDNwhF

#	Primary Text w/ Disclaimer	
1	Since TruBrain was founded in 2012, we've sold over 5 million drinks in over 80 countries, totaling over $13.9 million in sales. Now, we're inviting you to join us in our mission of creating better brains. Learn more about why IAB named TruBrain a top 40 Food & Bev brand, and reserve shares in our equity crowdfunding campaign on StartEngine. — "Reserving" shares is simply an indication of interest. There is no binding commitment for investors that reserve shares in this manner to ultimately invest and purchase the shares reserved of the company, or to purchase any shares of the company whatsoever. TRIPLEPULSE, INC. DBA TRUBRAIN IS TESTING THE WATERS UNDER TIER 2 OF REGULATION A. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM HERE: https://bit.ly/3oDNwhF	
4	Thinking of reserving shares in TruBrain? It comes with delicious perks! Reserve today and receive up to $159 worth of TruBrain products. — "Reserving" shares is simply an indication of interest. There is no binding commitment for investors that reserve shares in this manner to ultimately invest and purchase the shares reserved of the company, or to purchase any shares of the company whatsoever. TRIPLEPULSE, INC. DBA TRUBRAIN IS TESTING THE WATERS UNDER TIER 2 OF REGULATION A. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM HERE: https://bit.ly/3oDNwhF

Count Headline + Descriptions 1 Reserve Shares in TruBrain for $351 2 Reserve your Stake in TruBrain Starting at $351

5 Opportunities to invest in early-stage startups have only recently become available to the general public. TruBrain has partnered with StartEngine to give any passionate investor the opportunity to reserve shares in one IAB’s top 40 Food & Beverage companies. — “Reserving” shares is simply an indication of interest. There is no binding commitment for investors that reserve shares in this manner to ultimately invest and purchase the shares reserved of the company, or to purchase any shares of the company whatsoever. TRIPLEPULSE, INC. DBA TRUBRAIN IS TESTING THE WATERS UNDER TIER 2 OF REGULATION A. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM HERE: https://bit.ly/3oDNwhF 9 Forward thinking at it’s best. Reserve shares today. — “Reserving” shares is simply an indication of interest. There is no binding commitment for investors that reserve shares in this manner to ultimately invest and purchase the shares reserved of the company, or to purchase any shares of the company whatsoever. TRIPLEPULSE, INC. DBA TRUBRAIN IS TESTING THE WATERS UNDER TIER 2 OF REGULATION A. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM HERE: https://bit.ly/3oDNwhF

3 Reserve Shares Today

10 VC funds like Sherpa Ventures and 500 Startups have previously invested in TruBrain. This is your opportunity to become an early investor in a company taking patent-pending brain food formulas into the world of personalized healthcare. Reserve shares today — “Reserving” shares is simply an indication of interest. There is no binding commitment for investors that reserve shares in this manner to ultimately invest and purchase the shares reserved of the company, or to purchase any shares of the company whatsoever. TRIPLEPULSE, INC. DBA TRUBRAIN IS TESTING THE WATERS UNDER TIER 2 OF REGULATION A. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM HERE: https://bit.ly/3oDNwhF